UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): November 10, 2011

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
Initial Depositor
(Exact name of Registrant as specified in its charter)

Pharmaceutical HOLDRS (SM) Trust
[Issuer with respect to the receipts]

Delaware (State or other jurisdiction of incorporation)	001-15653 Commission File Number	13-5674085 (I.R.S. Employer Identification No.)
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One Bryant Park
New York, New York 10036
(Address of principal executive offices and zip code)

(212) 449-1000
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                Other Events

1. Notice of Early Termination

On November 10, 2011, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor (the “Initial Depositor”), gave notice to The Bank of New York Mellon (formerly known as The Bank of New York), as trustee (the “Trustee”), of its decision to early terminate the Pharmaceutical HOLDRS Trust effective on the closing date of the Asset Purchase Agreement dated August 11, 2011 between Merrill Lynch & Co., Inc. and Van Eck Associates Corporation (“Van Eck” and the “Agreement”).  Such notice notified the Trustee that the closing under the Agreement (the “Closing”) will constitute an “early termination” under the Depositary Trust Agreement dated January 24, 2000, as amended by Amendment No. 1 dated as of August 11, 2011 (as so amended, the “Depositary Trust Agreement”), governing the Pharmaceutical HOLDRS Trust.  The Closing is scheduled to occur on the expiration date (the “Expiration Date”) of the six pending exchange offers by Van Eck (as described below, the “Exchange Offers”) or the business day immediately following the Expiration Date.  The Expiration Date is scheduled to be December 20, 2011, unless the Exchange Offers are extended in accordance with their terms.  The date on which the Closing occurs is referred to as the “Termination Date.”

The Trustee disseminated notice of the early termination and the Termination Date to Cede & Co., the sole owner of the receipts issued by the Pharmaceutical HOLDRS Trust, on November 10, 2011.

What happens to Pharmaceutical HOLDRS if none of the Exchange Offers are completed?

•	The Closing will not occur.
•	There will not be an early termination.
•	The Pharmaceutical HOLDRS Trust will not early terminate and will continue to operate pursuant to the terms of the Depositary Trust Agreement.
•	Trading in the Pharmaceutical HOLDRS receipts will resume on the NYSE Arca.

What happens to Pharmaceutical HOLDRS prior to the Termination Date?

•
Pharmaceutical HOLding Company Depositary ReceiptS (“HOLDRS”) may be created and cancelled by following the procedures and paying the applicable issuance and cancellation fees described in the Pharmaceutical HOLDRS Trust prospectus dated March 15, 2011, as supplemented by the prospectus supplement dated August 12, 2011 and as set forth in the Depositary Trust Agreement.  Copies of this prospectus and prospectus supplement are available under the CIK number 0001102290 through the Securities and Exchange Commission’s website, www.sec.gov.

•
Trading in Pharmaceutical HOLDRS on the NYSE Arca will be halted at or around the time at which the Exchange Offers expire and Van Eck’s Market Vectors ETF Trust (the “Market Vectors Trust”), on behalf of its Pharmaceutical ETF, accepts the Pharmaceutical HOLDRS tendered in the applicable Exchange Offer.

What happens to Pharmaceutical HOLDRS after the Termination Date?

•	The Pharmaceutical HOLDRS Trust will liquidate in accordance with the Depositary Trust Agreement, as will each of the other HOLDRS trusts.
•	No new Pharmaceutical HOLDRS will be issued.
•
Trading of Pharmaceutical HOLDRS on the NYSE Arca will be permanently suspended after the close of trading on the Termination Date.  Pharmaceutical HOLDRS will not be listed for trading on any other securities exchange.

•
During the four-month period following the Termination Date, owners of Pharmaceutical HOLDRS will have the right to withdraw the underlying securities evidenced by their HOLDRS, together with any dividends or other distributions or net proceeds from the sale of any rights or other property received with respect thereto, by delivering a round-lot or an integral multiple of a round lot of Pharmaceutical HOLDRS to the Trustee and paying the applicable taxes, other charges (if any) and Trustee’s fees.  The Trustee has advised that the fee will be up to $10.00 for each round-lot of 100 Pharmaceutical HOLDRS or portion thereof.

•
After the Termination Date, the Trustee will discontinue the registration of transfers of Pharmaceutical HOLDRS, suspend the distribution of dividends or other distribution to owners thereof, and will not give any further notices or perform any further acts under the Depositary Trust Agreement.

•
After the four-month period following the Termination Date, the Trustee has the right to sell the underlying securities then held by the Pharmaceutical HOLDRS Trust and will thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it hereunder, unsegregated and without liability for interest, for the pro rata benefit of the owners of Pharmaceutical HOLDRS that have not theretofore been surrendered.  After making such sale, the Trustee will be discharged from all obligations under the Depositary Trust Agreement, except to account for such net proceeds and other cash (after deducting, in each case, any applicable fees and expenses).  At such time owners of outstanding Pharmaceutical HOLDRS will become general creditors of the Trustee with respect to such net proceeds.

2.  Market Vectors Trust Exchange Offers

On November 10, 2011, in accordance with the Agreement, the Market Vectors Trust commenced the Exchange Offers, offering investors in each of the Pharmaceutical HOLDRS Trust, Oil Service HOLDRS Trust, Pharmaceutical HOLDRS Trust, Regional Bank HOLDRS Trust, Retail HOLDRS Trust and Semiconductor HOLDRS Trust (collectively, the “Subject HOLDRS Trusts,” and the HOLDRS of these Subject HOLDRS Trusts, the “Subject HOLDRS”) the opportunity to exchange their Subject HOLDRS for shares of new Market Vectors ETFs.  The Exchange Offers are being made pursuant to registration statements that have been declared effective by the Securities and Exchange Commission.  The Expiration Date of the Exchange Offers is scheduled to be on or around December 20, 2011, unless the Exchange Offers are extended in accordance with their terms.  Settlement of the Exchange Offers is expected three business days following the Expiration Date.

Investors in the Pharmaceutical HOLDRS who wish to participate in the applicable Exchange Offer should obtain copies of materials related to the applicable Exchange Offer from:

The Exchange Agent for the Exchange Offers:

The Bank of New York Mellon, acting through BNY Mellon Shareowner Services
480 Washington Boulevard, 27th Floor
Jersey City, NJ 07310
1-866-300-4353 (Toll Free)
or

The Information Agent for the Exchange Offers:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, NY 10005
1-800-290-6424 (Toll Free)
1-212-269-5550 (Collect)
Email:  marketvectorsetf@dfking.com

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

99.1	Pharmaceutical HOLDRS Trust Prospectus Supplement dated November 10, 2011 to Prospectus dated March 15, 2011, as supplemented by the Prospectus Supplement dated August 12, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Date: November 10, 2011	By:	/s/ Liam B. O’Neil
	Name:	Liam B. O’Neil
	Title:	Managing Director

EXHIBIT INDEX

Number and Description of Exhibit

(99.1)	Pharmaceutical HOLDRS Trust Prospectus Supplement dated November 10, 2011 to Prospectus dated March 15, 2011, as supplemented by the Prospectus Supplement dated August 12, 2011.